Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, of the Chief Financial Officer
I, Timothy Burns, Acting Chief Financial Officer of Rainmaker Systems, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) the Quarterly Report of the Company on Form 10-Q for the quarterly period ended June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy Burns
Timothy Burns
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
August 14, 2012